SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------

                         Deutsche Global Inflation Fund



Effective on or about March 1, 2017, the following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the fund's summary prospectus.


DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2011.

Effective on or about March 1, 2017, the following information replaces the existing disclosure contained under the "MANAGEMENT" heading of the "FUND DETAILS" section of the fund's prospectus.


DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2011.
o Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

o  Portfolio Manager: New York.

o BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.




               Please Retain This Supplement for Future Reference



February 16, 2017
PROSTKR-782

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